UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):  December 22, 2025

ELECTRONIC ARTS INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California	94065-1175
(Address of Principal Executive Offices)	(Zip Code)

(650) 628-1500
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	EA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 22, 2025, Electronic Arts Inc. (“Electronic Arts” or the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed acquisition of the Company by an investor consortium comprised of The Public Investment Fund, private investment funds affiliated with Silver Lake Group, L.L.C. and private investment funds affiliated with Affinity Partners, as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on November 20, 2025. The following is a summary of the matters voted upon at the Special Meeting and the voting results for each such matter.  As of the record date for the Special Meeting, there were 250,106,129 shares of Company common stock entitled to vote at the Special Meeting.

Proposal 1 – The Merger Agreement Proposal. The proposal to adopt the Agreement and Plan of Merger, dated as of September 28, 2025 (the “Merger Agreement”), by and among the Company, Oak-Eagle AcquireCo, Inc., a Delaware corporation (“Parent”), and Oak-Eagle MergerCo, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, was approved by the votes set forth below:

For	201,459,396
Against	1,915,837
Abstain	90,331

Proposal 2 – The Advisory Compensation Proposal. The proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the transactions contemplated by the Merger Agreement, including consummation of the merger, was approved by the votes set forth below:

For	178,302,365
Against	24,908,638
Abstain	254,561

Proposal 3 – The Adjournment Proposal. Because there were sufficient votes to approve the Merger Agreement Proposal, no proposal to adjourn the Special Meeting was made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Date: December 23, 2025	By:	/s/ Jacob J. Schatz
	Name:	Jacob J. Schatz
	Title:	Executive Vice President, Global Affairs and Chief Legal Officer